Exhibit 99.1

Datadog Announces Third Quarter 2019 Results

November 12, 2019

Third quarter revenue grew 88% year-over-year to $96 million

Strong growth of larger customers, with 727 $100k+ ARR customers versus 377 a year-ago

Announced 15+ new products and functionalities at annual user conference

Raised $709 million through initial public offering

NEW YORK-- Datadog, Inc. (NASDAQ:DDOG), the monitoring and analytics platform for developers, IT operations teams and business users in the cloud age, today announced financial results for its third quarter ended September 30, 2019.

“We are very pleased with our third quarter, which was highlighted by 88% year-over-year revenue growth, and continued traction with larger customers,” said Olivier Pomel, co-founder and CEO of Datadog. “Datadog has established itself as the leading monitoring and analytics platform and we have continued to extend our capabilities during the quarter. We announced over fifteen new products and functionalities at our annual user conference in July, including Network Performance Monitoring and Real User Monitoring.”

Pomel added, “Our recent IPO was an exciting milestone for Datadog and is a credit to the hard work of all our employees. We believe we are still in the early innings of a very large market opportunity, and we remain focused on solving our customers’ pain points.”

Third Quarter 2019 Financial Highlights:

•	Revenue was $95.9 million, an increase of 88% year-over-year.
•	GAAP operating loss was $(4.2) million; GAAP operating margin was (4.4)%.
•	Non-GAAP operating income was $0.6 million; non-GAAP operating margin was 0.7%.
•	GAAP net loss per basic and diluted share was $(0.04); non-GAAP net income per diluted share was $0.00.
•	Operating cash flow was $3.8 million, with free cash flow of $(3.7) million.
•	Cash, cash equivalents, and restricted cash were $771 million as of September 30, 2019.

Third Quarter & Recent Business Highlights:

•	As of September 30, we had 727 customers with ARR of $100,000 or more, an increase of 93% from 377 as of September 30, 2018.
•

In July, we hosted our annual user conference, Dash, which was attended by more than 1,200 people in New York City. We introduced over fifteen new products and functionalities, including the addition of Network Performance Monitoring, Real User Monitoring, Serverless Functions, Logs Rehydration, and more. These new products and features extend us further on our path to providing full-stack visibility to our customers, all in a tightly integrated platform.

•

In September, we completed our initial public offering of 27.6 million shares at $27 per share, for total net proceeds of $709 million. Our Class A common stock is now traded on the Nasdaq Global Select Market under the symbol “DDOG”. We thank our customers, employees, as well as our new and existing investors, for helping to achieve this exciting company milestone.

•

In October, we announced we are currently “In Process” on the Federal Risk and Authorization Management Program (FedRAMP) Marketplace, initiating the FedRAMP certification process. Achieving FedRAMP authorization will expand our addressable market, by allowing U.S. federal government departments and agencies to adopt and use Datadog’s cloud platform.

•

Datadog has been recognized by Forrester Research as a Leader in its report, The Forrester Wave™: Intelligent Application and Service Monitoring, Q2 2019. For this report, Forrester evaluated 13 Intelligent Application and Service Monitoring (IASM) vendors across three main categories: current offering, strategy, and market presence. Datadog scored highest among all vendors in the strategy category.

Fourth Quarter and Full Year 2019 Outlook:

Based on information as of today, November 12, 2019, Datadog is providing the following guidance for the fourth quarter and full year 2019:

•	Fourth Quarter 2019 Outlook:
o	Revenue between $101 million and $103 million.
o	Non-GAAP operating loss between $(8) million and $(6) million.
o	Non-GAAP net loss per share between $(0.02) and $(0.01), assuming approximately 297 million weighted average shares outstanding.

•	Full Year 2019 Outlook:
o	Revenue between $350 million and $352 million.
o	Non-GAAP operating loss between $(20) million and $(18) million.
o	Non-GAAP net loss per share between $(0.12) and $(0.11), assuming approximately 140 million weighted average shares outstanding.

Datadog has not reconciled its expectations as to non-GAAP operating loss, or as to non-GAAP net loss per share attributable to common stockholders, diluted,  to their most directly comparable GAAP measure as a result of uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation and employer payroll taxes on equity incentive plans. Accordingly, reconciliation is not available without unreasonable effort, although it is important to note that these factors could be material to Datadog’s results computed in accordance with GAAP.

Conference Call Details:

•	What: Datadog financial results for the third quarter of 2019 and outlook for the fourth quarter and the full year of 2019
•	When: November 12, 2019 at 5:00 P.M. Eastern Time (2:00 P.M. Pacific Time)
•

Dial in: To access the call in the U.S., please dial (844) 873-9663, and for international callers, please dial (602) 563-8494. Callers may provide confirmation number 2439855 to access the call more quickly, and are encouraged to dial into the call 10 to 15 minutes prior to the start to prevent any delay in joining.

•	Webcast: https://investors.datadoghq.com (live and replay)
•

Replay: Following the completion of the call through 11:59 PM Eastern Time on November 19, 2019, a telephone replay will be available by dialing (855) 859-2056 from the United States or (404) 537-3406 internationally with conference ID 2439855.

About Datadog

Datadog is the monitoring and analytics platform for developers, IT operations teams and business users in the cloud age. Our SaaS platform integrates and automates infrastructure monitoring, application performance monitoring and log management to provide unified, real-time observability of our customers’ entire technology stack. Datadog is used by organizations of all sizes and across a wide range of industries to enable digital transformation and cloud migration, drive collaboration among development, operations and business teams, accelerate time to market for applications, reduce time to problem resolution, understand user behavior and track key business metrics.

Forward-Looking Statements

This press release and the earnings call referencing this press release contain “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding Datadog’s future financial performance, including our outlook for the fourth quarter and for the full year of 2019. These forward-looking statements are based on Datadog’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Datadog’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to (1) our recent rapid growth may not be indicative of our future growth; (2) our history of operating losses; (3) our limited operating history; (4) our business depends on our existing customers purchasing additional subscriptions and products from us and renewing their subscriptions; (5) our ability to attract new customers; (6) our ability to effectively develop and expand our sales and marketing capabilities; (7) risk of a security breach; (8) risk of interruptions or performance problems associated with our products and platform capabilities; (9) our ability to adapt and respond to rapidly changing technology or customer needs; (10) the competitive markets in which we participate; (11) risks associated with successfully manage our growth and (12) general market, political, economic, and business conditions.  These risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission, including in the section entitled “Risk Factors” in our prospectus filed with the SEC pursuant to Rule 424(b), dated September 19, 2019. Additional information will be made available in our quarterly report on Form 10-Q for the quarter ended September 30, 2019 and other filings and reports that we may file from time to time with the SEC.  Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Forward-looking statements represent our beliefs and assumptions only as of the date of this press release. We disclaim any obligation to update forward-looking statements.

About Non-GAAP Financial Measures

Datadog discloses the following non-GAAP financial measures in this release and the earnings call referencing this press release: non-GAAP operating income (loss), non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (sales and marketing, research and development, general and administrative), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share, non-GAAP net income (loss) per basic share, and free cash flow. Datadog uses each of these non-GAAP financial measures internally to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, and to evaluate Datadog’s financial performance. Datadog believes they are useful to investors, as a supplement to GAAP measures, in evaluating its operational performance, as further discussed below. Datadog’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring and unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Datadog’s reported financial results.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Datadog defines non-GAAP gross profit, non-GAAP operating expenses (sales and marketing, research and development, general and administrative), non-GAAP gross margin, non-GAAP operating margin, non-GAAP operating income (loss) and non-GAAP net income (loss) as the respective GAAP balances, adjusted for, as applicable: (1) stock-based compensation expense; (2) the amortization of purchased intangibles and (3) non-cash benefit related to a one-time tax adjustment. Datadog defines free cash flow as Net cash provided by (used in) operating activities, minus capital expenditures and minus capitalized software development costs. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

Management believes these non-GAAP financial measures are useful to investors and others in assessing Datadog’s operating performance due to the following factors:

Stock-based compensation and amortization of stock-based compensation capitalized in software development costs. Datadog utilizes stock-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of its stockholders and at long-term retention, rather than to address operational performance for any particular period. As a result, stock-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

Amortization of purchased intangibles and transaction costs related to acquisition. Datadog views amortization of purchased intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period. Similarly, Datadog views acquisition related expenses as events that are not necessarily reflective of operational performance during a period.

Non-cash benefit related to one-time tax adjustment. Datadog recorded a contingent payroll tax liability in conjunction with a common stock repurchase transaction in 2015. In 2019, the period of limitations for assessing the contingent Federal payroll tax liability expired and the Company was legally released from being the primary obligor, and recognized a benefit in the consolidated statement of operations. Datadog does not believe this is reflective of on-going results and therefore adjusted for this benefit.

Assumed preferred stock conversion. As a result of Datadog’s initial public offering, all outstanding shares of preferred stock were automatically converted into shares of Class B common stock. Consequently, non-GAAP diluted net income per share for the three months ended September 30, 2019 has been calculated assuming the conversion of all outstanding shares of preferred stock into shares of Class B common stock.

Additionally, Datadog’s management believes that the non-GAAP financial measure free cash flow is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures and the capitalization of software development costs due to the fact that these expenditures are considered to be a necessary component of ongoing operations.

Operating Metrics

Datadog’s number of customers with ARR of $100,000 or more is based on the ARR of each customer, as of the last month of the quarter.

We define the number of customers as the number of accounts with a unique account identifier for which we have an active subscription in the period indicated. A single organization with multiple divisions, segments or subsidiaries is generally counted as a single customer. However, in some cases where they have separate billing terms, we may count separate divisions, segments or subsidiaries as multiple customers.

We define ARR as the annualized revenue run-rate of subscription agreements from all customers at a point in time. We calculate ARR by taking the monthly recurring revenue, or MRR, and multiplying it by 12. MRR is defined as the revenue run-rate of subscription agreements from all customers for the last month of the period, including committed amounts and any additional usage. ARR and MRR should be viewed independently of revenue as they are operating metrics and are not intended to be replacements or forecasts of revenue.

Condensed Consolidated Statements of Operations

(In thousands, except per share data; unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2019	2018	2019	2018
Revenue	$95,864	$51,074	$249,136	$136,467
Cost of revenue (1)(2)	23,297	12,098	63,225	30,690
Gross profit	72,567	38,976	185,911	105,777
Operating expenses:
Research and development (1)	28,684	14,159	75,531	37,456
Sales and marketing (1)	38,836	25,130	105,061	59,747
General and administrative (1)	9,265	4,322	23,193	12,933
Total operating expenses	76,785	43,611	203,785	110,136
Operating loss	(4,218)	(4,635)	(17,874)	(4,359)
Other income, net	90	311	646	612
Loss before provision for income taxes	(4,128)	(4,324)	(17,228)	(3,747)
Provision for income taxes	(33)	(349)	(373)	(428)
Net loss	$(4,161)	$(4,673)	$(17,601)	$(4,175)
Basic and diluted net loss per share	$(0.04)	$(0.06)	$(0.20)	$(0.06)
Weighted average shares used in calculating basic and diluted net loss per share	103,876	73,353	87,758	69,708

(1) Includes stock-based compensation expense as follows:
Cost of revenue	$161	$74	$372	$182
Research and development	1,934	387	3,709	931
Sales and marketing	1,540	522	3,276	1,241
General and administrative	1,042	325	2,659	697
Total	$4,677	$1,308	$10,016	$3,051

(2) Includes amortization of acquired intangibles as follows:
Cost of revenue	$179	$112	$531	$332
Total	$179	$112	$531	$332

Condensed Consolidated Balance Sheets

(In thousands; unaudited)

	September 30,	December 31,
	2019	2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$760,945	$53,639
Accounts receivable, net of allowance for doubtful accounts of $516 and $477 as of September 30, 2019 and December 31, 2018, respectively	87,208	55,822
Deferred contract costs, current	6,151	3,717
Prepaid expenses and other current assets	18,172	8,773
Total current assets	872,476	121,951
Property and equipment, net	31,266	21,649
Operating lease assets	55,695	—
Goodwill	7,626	7,626
Intangible assets, net	759	1,288
Deferred contract costs, non-current	12,064	7,292
Restricted cash	9,507	11,341
Other assets	17,360	8,603
TOTAL ASSETS	$1,006,753	$179,750

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$18,992	$12,638
Accrued expenses and other current liabilities	30,481	30,290
Operating lease liabilities, current	10,222	—
Deferred revenue, current	116,966	69,306
Total current liabilities	176,661	112,234
Operating lease liabilities, non-current	51,684	—
Deferred revenue, non-current	4,827	1,393
Other liabilities	2,346	1,359
Total liabilities	235,518	114,986

CONVERTIBLE PREFERRED STOCK	—	140,805

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock	3	—
Additional paid-in capital	895,793	30,834
Accumulated other comprehensive (loss) income	(54)	31
Accumulated deficit	(124,507)	(106,906)
Total stockholders’ equity (deficit)	771,235	(76,041)
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,006,753	$179,750

Condensed Consolidated Statements of Cash Flow

(In thousands; unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2019	2018	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,161)	$(4,673)	$(17,601)	$(4,175)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,007	1,743	8,776	4,239
Amortization of deferred contract costs	1,436	725	3,688	1,806
Stock-based compensation, net of amounts capitalized	4,677	1,308	10,016	3,051
Noncash lease expense	3,788	—	8,403	—
Provision for accounts receivable allowance	282	160	835	285
Loss (gain) on disposal of property and equipment	438	(4)	442	(1)
Changes in operating assets and liabilities:
Accounts receivable, net	(20,045)	5,685	(32,224)	(8,577)
Deferred contract costs	(4,782)	(2,407)	(10,894)	(6,045)
Prepaid expenses and other current assets	2,730	823	(9,476)	(746)
Other assets	(4,451)	(984)	(8,480)	(4,939)
Accounts payable	(3,260)	1,250	4,213	4,814
Accrued expenses and other liabilities	6,611	3,813	(1,990)	6,320
Deferred revenue	16,554	(2,690)	51,096	19,352
Net cash provided by operating activities	3,824	4,749	6,804	15,384
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(4,834)	(1,657)	(9,813)	(8,205)
Capitalized software development costs	(2,650)	(1,953)	(7,058)	(4,540)
Cash paid for acquisition of businesses; net of cash acquired	—	(1,618)	—	(1,618)
Net cash used in investing activities	(7,484)	(5,228)	(16,871)	(14,363)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	2,109	2,757	7,306	6,833
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	708,815	—	708,659	—
Net cash provided by financing activities	710,924	2,757	715,965	6,833

Effect of exchange rate changes on cash and cash equivalents	72	(11)	49	13

NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	707,336	2,267	705,947	7,867
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—Beginning of period	63,591	69,378	64,980	63,778
CASH, CASH EQUIVALENTS AND RESTRICTED CASH—End of period	$770,927	$71,645	$770,927	$71,645

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH WITHIN THE CONSOLIDATED BALANCE SHEETS TO THE AMOUNTS SHOWN IN THE STATEMENTS OF CASH FLOWS ABOVE:
Cash and cash equivalents	$760,945	$64,003	$760,945	$64,003
Restricted cash – Including amounts in prepaid expense and other current assets and other assets	9,982	7,642	9,982	7,642
Total cash, cash equivalents and restricted cash	$770,927	$71,645	$770,927	$71,645

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data; unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2019	2018	2019	2018
Reconciliation of gross profit and gross margin
GAAP gross profit	$72,567	$38,976	$185,911	$105,777
Plus: Stock-based compensation expense	161	74	372	182
Plus: Amortization of acquired intangibles	179	112	531	332
Non-GAAP gross profit	$72,907	$39,162	$186,814	$106,291
GAAP gross margin	76%	76%	75%	78%
Non-GAAP gross margin	76%	77%	75%	78%

Reconciliation of operating expenses
GAAP research and development	$28,684	$14,159	$75,531	$37,456
Less: Stock-based compensation expense	1,934	387	3,709	931
Less: Non-cash benefit related to a one-time tax adjustment	—	—	(2,344)	—
Non-GAAP research and development	$26,750	$13,772	$74,166	$36,525

GAAP sales and marketing	$38,836	$25,130	$105,061	$59,747
Less: Stock-based compensation expense	1,540	522	3,276	1,241
Less: Non-cash benefit related to a one-time tax adjustment	—	—	(397)	—
Non-GAAP sales and marketing	$37,296	$24,608	$102,182	$58,506

GAAP general and administrative	$9,265	$4,322	$23,193	$12,933
Less: Stock-based compensation expense	1,042	325	2,659	697
Less: Non-cash benefit related to a one-time tax adjustment	—	—	(2,266)	—
Non-GAAP general and administrative	$8,223	$3,997	$22,800	$12,236

Reconciliation of operating income (loss) and operating margin
GAAP operating loss	$(4,218)	$(4,635)	$(17,874)	$(4,359)
Plus: Stock-based compensation expense	4,677	1,308	10,016	3,051
Plus: Amortization of acquired intangibles	179	112	531	332
Plus: Non-cash benefit related to a one-time tax adjustment	—	—	(5,007)	—
Non-GAAP operating income (loss)	$638	$(3,215)	$(12,334)	$(976)
GAAP operating margin	-4.4%	-9.1%	-7.2%	-3.2%
Non-GAAP operating margin	0.7%	-6.3%	-5.0%	-0.7%

Reconciliation of net income (loss)
GAAP net loss	$(4,161)	$(4,673)	$(17,601)	$(4,175)
Plus: Stock-based compensation expense	4,677	1,308	10,016	3,051
Plus: Amortization of acquired intangibles	179	112	531	332
Plus: Non-cash benefit related to a one-time tax adjustment	—	—	(5,007)	—
Non-GAAP net income (loss)	$695	$(3,253)	$(12,061)	$(792)
Net income (loss) per share - basic	$0.01	$(0.04)	$(0.14)	$(0.01)
Net income (loss) per share - diluted	$0.00	$(0.04)	$(0.14)	$(0.01)
Shares used in non-GAAP per share calculations:
Basic	103,876	73,353	87,758	69,708
Diluted	285,397	73,353	87,758	69,708

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow

(In thousands; unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2019	2018	2019	2018
Net cash provided by operating activities	$3,824	$4,749	$6,804	$15,384
Less: Purchases of property and equipment	(4,834)	(1,657)	(9,813)	(8,205)
Less: Capitalized software development costs	(2,650)	(1,953)	(7,058)	(4,540)
Free cash flow	$(3,660)	$1,139	$(10,067)	$2,639

Contact Information

AJ Ljubich, CFA

Datadog Investor Relations

(866) 329-4466

IR@datadog.com

Martin Bergman

Datadog Communications

(866) 329-4466

Press@datadog.com

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